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                         FIRST AMENDMENT TO NOTE
                         =======================


          FIRST AMENDMENT TO NOTE (the "Amendment"), dated as of June 1, 1994, between GENERAL CAMERA CORPORATION ("Maker") and JOHN HANCOCK REALTY INCOME FUND-II LIMITED PARTNERSHIP ("Payee").

                          W I T N E S S E T H :
                          = = = = = = = = = = =

          WHEREAS, Maker and Payee have entered into that certain 11.00% Secured Note, dated June 30, 1989, in the original principal amount of $5,500,000.00 (the "Note"); and

          WHEREAS, the principal amount due and owing under the Note is, as of the date hereof, $5,500,000, excluding any interest or other amounts due and owing thereon;

          WHEREAS, the Note is secured by a mortgage made by Maker to Payee, dated June 30, 1989 and recorded on July 6, 1989 in the land records of New York County, at Reel 1596, Page 2455 (the "Mortgage"), which Mortgage secured the Note; and

          WHEREAS, Maker has requested that Payee grant its consent to certain transactions proposed to be entered into by Maker, and in connection with such consent, the parties have agreed to amend certain of the terms of the Note and the Mortgage to provide for, among other things, modification of certain payment terms under the Note; and

          WHEREAS, Maker and Payee desire to amend the Note as set forth herein;

          NOW, THEREFORE, in consideration of the terms, covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Payee hereby agree as follows:

          1. The terms "Mortgage," "Note," "Assignment of Lease," or "Assignment of Rents," as used in this Amendment or in the Mortgage, the Note or any other document, instrument or agreement executed by Maker and Payee, shall include any amendments, modifications or supplements thereto entered into from time to time, including (without limitation) the amendments entered into as of the date hereof. Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Mortgage.

          2. The second paragraph of the Note is hereby amended by replacing such second paragraph with the following:

          "This Note shall be due and payable by Maker to Payee as follows:

               (i) On June 30, 1989, Maker shall pay one installment of interest only consisting of interest for the day of June 30, 1989;




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               (ii)  On the first day of each calendar month commencing on
     August 1, 1989 and ending on June 1, 1994, Maker shall pay to Payee monthly installments of interest only in the amount of $50,416.67, provided that, with respect to the monthly payment of $50,416.67 to be made on June 1, 1994, the excess of such amount over the amount of interest due and payable under the Note that has accrued during the immediately preceding calendar month shall be applied to the reduction of the unpaid principal amount hereunder;

               (iii) On the first day of each calendar month commencing on July 1, 1994 and ending on June 1, 1996, Maker shall pay to Payee monthly installments of combined principal and interest in the amount of $50,416.67, to be applied, first, to the payment of interest accrued on the unpaid principal amount hereof to the due date of the installment, and then to the reduction of the unpaid principal amount hereunder;

               (iv) On June 1, 1994, Maker shall pay to Payee the amount of $250,000, to be applied to the reduction of the unpaid principal amount hereunder;

               (v) On the last day of each calendar month commencing on June 30, 1994 and ending on May 31, 1995, Maker shall pay to Payee monthly installments of $10,000, to be applied to the reduction of the unpaid principal amount hereunder;

               (vi) On the last day of each calendar month commencing on June 30, 1995 and ending on the maturity date of this Note, Maker shall pay to Payee monthly installments of $35,000, to be applied to the reduction of the unpaid principal amount hereunder; and

               (vii) In a final installment, due on July 1, 1996, the maturity date of this Note, Maker shall pay to Payee an amount sufficient to pay the entire unpaid principal amount hereof, together with all interest accrued thereon and all other outstanding fees, charges and amounts payable under this Note, the Mortgage and any of the other documents, instruments, or agreements executed and delivered by Maker in connection therewith.

          Each payment date described in clauses (ii) through    (vi) of
the preceding paragraph shall hereinafter be referred to as an "Installment Payment Date")."

          3. The fourth to last paragraph of the Note is hereby amended by deleting the phrase "(h) through (n)" from the seventh line thereof and by inserting the phrase "(e) through (o)" in its place.

          4. Maker hereby represents and warrants to Payee that there exist no counterclaims, offsets or defenses with respect to any of Maker's obligations under the Note.

          5. Maker hereby acknowledges that it is indebted to Payee in accordance with the Note and that on the date hereof the outstanding principal balance of the Note is $5,500,000.




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          6.   Except as specifically amended hereby, all terms and
provisions of the Note shall remain in full force and effect and are hereby ratified and confirmed and the Note as amended hereby shall, from and after the effective date of this Amendment, be read as a single, integrated document incorporating the changes effected by this Amendment.

          7. The execution and delivery of this Amendment and the First Amendment to Mortgage, First Amendment to Assignment of Leases, and First Amendment to Assignment of Rents, dated as of the date hereof, between Maker and Payee (the "Other Amendment") shall in no event constitute any waiver whatsoever by Payee of any of Payee's rights and remedies under the Note, the Mortgage or any of the other documents, instruments or agreements executed and delivered by Maker in connection therewith, including (without limitation) certain security agreements and other documents dated as of the date hereof (collectively, the "Loan Documents"). Maker hereby confirms that the Note, the Mortgage and the other Loan Documents are in full force and effect.

          8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          9. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

          10. Maker shall, from time to time at the request of the Payee, execute and deliver to Payee any other documents or instruments, and shall take such other action as may reasonably be required more effectively to carry out the terms and intent of this Amendment.

          11. Maker agrees to pay all costs and expenses incurred by Payee in connection with this Amendment and the Other Amendment, including, without limitation, the preparation, execution and delivery of this Amendment and the Other Amendment, recording fees, title insurance costs and attorney's fees, costs and disbursements.





















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          IN WITNESS WHEREOF, each of the Maker and Payee have caused this
Amendment to be duly executed as of the date first written above.

                              MAKER:

                              GENERAL CAMERA CORPORATION



                              By:  MILTON KESLOW
                                   ============================
                                   Name:   Milton Keslow
                                   Title:  Vice President



                              PAYEE:

                              JOHN HANCOCK REALTY INCOME FUND - II LIMITED
                              PARTNERSHIP
                              By John Hancock Realty Equities, Inc., its general partner


                              By:  WILLIAM M. FITZGERALD
                                   ============================
                                   Name:   William M. Fitzgerald
                                   Title:  President
























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